EXHIBIT 10.6
GUARANTEE

This Guarantee, dated as of December 16, 2009 (this “Guarantee”), is by and between Global Telecom & Technology, Inc., a Delaware corporation (“Purchaser Parent”); and Michael Hollander (the “Seller”).

R E C I T A L S:

A.           Global Telecom & Technology Americas, Inc., a Virginia corporation and wholly-owned subsidiary of Purchaser Parent (the “Purchaser”), is a party to the Purchase Agreement, dated as of November 2, 2009, by and among the Purchaser; GTT-EMEA, Limited, a company organized under the laws of the United Kingdom; WBS Connect, L.L.C., a Colorado limited liability company; TEK Channel Consulting, LLC, a Colorado limited liability company; WBS Connect Europe Ltd., a company organized under the laws of Ireland; the Seller and Scott Charter (the “Purchase Agreement”).  Any capitalized terms used but not defined herein have the respective meanings set forth in the Purchase Agreement.

B.           The Purchase Agreement provides for the issuance, on the terms and conditions set forth therein, by the Purchaser to the Seller of a Promissory Note, dated as of December 16, 2009, as part of the Notes U.S. Transaction Consideration (the “Promissory Note”).

C.            In consideration of the Seller entering into the Purchase Agreement and consummating the transactions contemplated thereby, Purchaser Parent is willing to provide a guarantee of the Purchaser’s obligations under the Promissory Note, on the terms and conditions set forth herein.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   Guarantee.  Purchaser Parent hereby irrevocably guarantees the performance in full by the Purchaser of the Purchaser’s obligations under the Promissory Note (subject to the terms, conditions and limitations set forth therein) as fully as if made by Purchaser Parent.  The Seller may enforce Purchaser Parent’s obligations hereunder without first pursuing or asserting any claims or rights against the Purchaser or any of its property or assets; provided, however, that the Seller shall, with respect to any obligation of Purchaser Parent subject to this Guarantee: (a) provide prompt written notice thereof to Purchaser Parent; and (b) use commercially reasonable efforts for a period of at least forty-five (45) days to obtain satisfaction of such obligation from the Purchaser before pursuing or asserting any claims or rights against Purchaser Parent relating to such obligation.  Purchaser Parent’s obligations hereunder shall not be affected by the bankruptcy, insolvency or inability to pay of the Purchaser.  Purchaser Parent, in its capacity as guarantor hereunder, hereby expressly waives diligence, presentment, demand of payment, protest and other legal formalities (but not notice in accordance with the terms and conditions of the Purchase Agreement, the Promissory Note or this Guarantee).

2.   Representations and Warranties.  Purchaser Parent represents and warrants to the Seller that: (a) it has all required corporate power and authority to execute, deliver and perform its obligations hereunder and perform its obligations hereunder; (b) this Guarantee has been duly and validly executed by Purchaser Parent and constitutes the valid and binding obligation of Purchaser Parent enforceable against it in accordance with its terms, subject to the Equitable Exceptions; and (c) the performance by Purchaser Parent of its obligations hereunder does not conflict with any Law, Order or Contract to which Purchaser Parent is a party or by which any of its assets or properties are subject.

3.   Rights and Obligations under Other Documents.  Notwithstanding anything to contrary in this Guarantee or otherwise, nothing in this Guarantee will amend, modify, change, waive, discharge, limit or otherwise affect any of the respective rights or obligations of the parties to the Purchase Agreement, the Promissory Note or any other Transaction Document.

4.   Miscellaneous Provisions.

(a)   Expenses.  Except as otherwise specifically provided for in this Guarantee, the parties shall each bear all of their respective expenses, costs and fees (including attorneys’, auditors’ and financing fees, if any) incurred in connection with the transactions contemplated hereby.

(b)   Notices.  All notices, requests, demands, waivers and other communications required or permitted to be given under this Guarantee shall be in writing and shall be deemed to have been duly given if: (i) delivered personally; (ii) mailed using certified or registered mail with postage prepaid; or (iii) sent by next-day or overnight mail or delivery using a nationally recognized overnight courier service, as follows:

If to Purchaser Parent:

Global Telecom & Technology, Inc.
8484 Westpark Drive, Suite 720
McLean, VA 22102
Attention: Christopher McKee, General Counsel

with a copy (which shall not constitute notice) to:

Kelley Drye & Warren LLP
3050 K Street, N.W., Suite 400
Washington, D.C. 20007
Attention:  Brad E. Mutschelknaus, Esq.

If to the Seller:

Michael Hollander
10345 Weeden Place
Lone Tree, CO 80124

with a copy (which shall not constitute notice) to:

Burns Figa & Will, P.C.
6400 S. Fiddlers Green Circle, Suite 1000
Greenwood Village, CO 80111
Attention: Theresa M. Mehringer, Esq.

A party may designate a new address to which communications shall thereafter be transmitted by providing written notice to that effect to the other party.  Each communication transmitted in the manner described in this Section 4(b) shall be deemed to have been provided, received and become effective for all purposes at the time it shall have been: (x) delivered to the addressee as indicated by the return receipt (if transmitted by mail) or the affidavit or receipt of the messenger (if transmitted by personal delivery or courier service); or (y) presented for delivery to the addressee as so addressed during normal business hours, if such delivery shall have been rejected, denied or refused for any reason or, in each case, at such other address as may be specified in writing to the other party hereto.

(c)   Assignment; Successors.  This Guarantee and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  The Seller may not sell, assign or otherwise transfer this Guarantee or any right or interest herein without the prior written consent of Purchaser Parent, except that, subject to compliance with applicable federal and state securities laws, this Guarantee may be transferred by the Seller to any Affiliate of the Seller in connection with assignment by the Seller to such Affiliate of the Promissory Note in accordance with its terms, provided that the Seller delivers to Purchaser Parent an instrument reasonably satisfactory to Purchaser Parent in which the transferee agrees to be subject to all of the terms and conditions hereof.  Neither this Guarantee nor any of the rights, interests or obligations hereunder may be assigned or delegated by Purchaser Parent without the prior written consent of the Seller, except that Purchaser Parent shall have the right, without the consent of the Seller but with prior notice to the Seller, to: (i) assign its rights and obligations hereunder to any successor of all or substantially all of its business or assets that assumes this Guarantee; and (ii) collaterally assign its rights hereunder to any lender.  Any purported sale, assignment, transfer or delegation in violation of this Section 4(c) will be null and void.  For purposes of this Guarantee, the term “Affiliate” means a person’s ancestors, descendants or spouse or trusts, family limited partnerships or family limited liability companies established and maintained for the benefit of the first person or any of such other persons.

(d)   Amendment; Waiver.  No purported amendment or modification to any provision of this Guarantee shall be binding upon the parties to this Guarantee unless Purchaser Parent and the Seller have each duly executed and delivered to the other party a written instrument which states that it constitutes an amendment or modification (as applicable) to this Guarantee and specifies the provision(s) that are being amended or modified (as applicable).  No purported waiver of any provision of this Guarantee shall be binding upon any party to this Guarantee unless the party providing the waiver has duly executed and delivered to the other party a written instrument which states that it constitutes a waiver of one or more provisions of this Guarantee and specifies the provision(s) that are being waived.  Any such waiver shall be effective only to the extent specifically set forth in such written instrument.  Neither the exercise (from time to time and at any time) by a party of, nor the delay or failure (at any time or for any period of time) to exercise, any right, power or remedy shall constitute a waiver of the right to exercise, or impair, limit or restrict the exercise of, such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter.  No waiver of any right, power or remedy of a party shall be deemed to be a waiver of any other right, power or remedy of such party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

(e)   Entire Agreement.  This Guarantee, the Purchase Agreement and the Promissory Note constitute the entire agreement, and supersede all of the previous or contemporaneous contracts, representations, warranties and understandings (whether oral or written) by or between the parties, with respect to the subject matter hereof, including any letter of intent, exclusivity agreement, term sheet or memorandum of terms entered into or exchanged by the parties.

(f)   Severability.  If any provision of this Guarantee shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason: (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties as expressed in, and the benefits to such parties provided by, such provision; or (ii) if such provision cannot be so reformed, such provision shall be severed from this Guarantee and an equitable adjustment shall be made to this Guarantee (including addition of necessary further provisions to this Guarantee) so as to give effect to the intent as so expressed and the benefits so provided.  Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances.  Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Guarantee.

(g)   Governing Law.  THIS GUARANTEE SHALL BE CONSTRUED, PERFORMED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

(h)   Consent to Jurisdiction.  EACH PARTY AGREES THAT ANY AND ALL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE COMMENCED AND PROSECUTED EXCLUSIVELY IN ANY STATE OR FEDERAL COURT LOCATED IN THE COMMONWEALTH OF VIRGINIA AND ANY APPELLATE COURTS THEREFROM (COLLECTIVELY, “VIRGINIA COURTS”) AND EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO OBJECT TO SUCH VENUE.  EACH PARTY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY OF THE VIRGINIA COURTS IN RESPECT OF ANY SUCH PROCEEDING.  EACH PARTY CONSENTS TO SERVICE OF PROCESS UPON IT WITH RESPECT TO ANY SUCH PROCEEDING BY REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAWS.

(i)   Waiver of Punitive and Other Damages and Jury Trial.

(i)   THE PARTIES EXPRESSLY WAIVE AND FOREGO ANY RIGHT TO RECOVER PUNITIVE, EXEMPLARY, LOST PROFITS, CONSEQUENTIAL OR SIMILAR DAMAGES IN ANY PROCEEDING ARISING OUT OF OR RESULTING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(ii)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY PROCEEDING ARISING UNDER OR RELATING TO THIS GUARANTEE AND THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTEE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(iii)   EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY PROCEEDING ARISING UNDER OR RELATING TO THIS GUARANTEE, SEEK TO ENFORCE EITHER OF THE FOREGOING WAIVERS; (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS; (C) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(i).

(j)   Remedies.  Each of the parties shall have and retain all rights and remedies, at law or in equity, including rights to specific performance and injunctive or other equitable relief, arising out of or relating to a breach or threatened breach of this Guarantee.  Without limiting the generality of the foregoing, each of the parties acknowledges that money damages would not be a sufficient remedy for any breach or threatened breach of this Guarantee and that irreparable harm would result if this Guarantee were not specifically enforced.  Therefore, the rights and obligations of the parties shall be enforceable by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and shall be granted in connection therewith, without the necessity of posting a bond or other security or proving actual damages and without regard to the adequacy of any remedy at law.  A party’s right to specific performance or injunctive relief shall be in addition to all other legal or equitable remedies available to such party.

(k)   Third Party Beneficiaries.  No Person other than Purchaser Parent and the Seller is, is intended to be, or shall be a beneficiary of this Guarantee, other than any permitted successors and assigns of the parties under Section 4(c).

(l)   Interpretation.  The headings contained in this Guarantee are for purposes of convenience only and shall not affect the meaning or interpretation of this Guarantee.  The language used in this Guarantee shall be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party.  Unless otherwise expressly specified in this Guarantee: (i) the words “hereof”, “hereby” and “hereunder,” and correlative words, refer to this Guarantee as a whole and not any particular provision; (ii) the words “include”, “includes” and “including”, and correlative words, are deemed to be followed by the phrase “without limitation”; (iii) the word “or” is not exclusive and is deemed to have the meaning “and/or”; (iv) references in this Guarantee to a “party” means Purchaser Parent or the Seller and to the “parties” means Purchaser Parent and the Seller; (v) the masculine, feminine or neuter form of a word includes the other forms of such word and the singular form of a word includes the plural form of such word; (vi) references to a Person shall include the successors and assigns thereof; (vii) references made in this Guarantee to a Section mean a Section of this Guarantee; and (viii) references to any Contract are to that Contract as amended, modified or supplemented from time to time in accordance with the terms thereof.

(m)   Counterparts.  This Guarantee may be signed in any number of counterparts, each of which (when executed and delivered) shall constitute an original instrument, but all of which together shall constitute one and the same instrument, respectively.  This Guarantee shall become effective and be deemed to have been executed and delivered by each of the parties at such time as counterparts hereto shall have been executed and delivered by all of parties, regardless of whether all of the parties have executed the same counterpart.  Counterparts may be delivered via facsimile or other electronic transmission and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

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IN WITNESS WHEREOF, the parties hereto have executed this Guarantee as of the date first written above.

PURCHASER PARENT:

GLOBAL TELECOM & TECHNOLOGY, INC.
By:	/s/ Chris McKee
Name:	Chris McKee
Title:	Secretary and General Counsel

AGREED AND ACCEPTED:

THE SELLER:

/s/ Michael Hollander
Michael Hollander